SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 28, 2011
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Sally Beauty Holdings, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, January 28, 2011.  Proxies were solicited pursuant to the Company’s proxy statement filed on December 9, 2010 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 183,029,093, and each share of common stock was entitled to one vote.  The holders of 177,048,731 shares of common stock were present at the Annual Meeting, in person or by proxy.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)            the election of four directors to the Board of Directors to hold office until the 2014 Annual Meeting of Stockholders;

(ii)           the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year;

(iii)          the approval of the compensation of the Company’s executives officers including the Company’s compensation practices and principles and their implementation; and

(iv)          the frequency of advisory votes on executive compensation.

The voting results reported below are final.

Proposal 1 — Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2014 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Kathleen J. Affeldt	167,768,712	461,679	8,818,340
Walter L. Metcalfe, Jr.	165,150,380	3,080,011	8,818,340
Edward W. Rabin	167,765,954	464,437	8,818,340
Gary G. Winterhalter	165,703,996	2,526,395	8,818,340

The following individuals are duly elected directors of the Company whose term of service continues until:

(i)            the 2012 Annual Meeting of Stockholders:  Kenneth A. Giuriceo, Robert R. McMaster and Martha James Miller Guthrie (formerly Martha Miller DeLombera); and

(ii)           the 2013 Annual Meeting of Stockholders:  James G. Berges, Marshall E. Eisenberg, John A. Miller and Richard J. Schnall.

Proposal 2 — Ratification of Selection of Auditors

The Board of Director’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain	Broker Non-Votes
176,767,130	196,534	85,067	0

Proposal 3 — Advisory Vote on Executive Compensation

The stockholders endorsed the Company’s compensation of its executive officers, including the Company’s compensation practices and principles and their implementation.  The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
165,156,964	700,326	2,373,101	8,818,340

Proposal 4 — Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The stockholders suggested that advisory votes on executive compensation, such as Proposal 3, occur every three years.  The results of the advisory vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non- Votes
61,312,734	151,941	104,290,729	2,474,987	8,818,340

In accordance with the results of this vote, the Board of Directors determined to implement an advisory vote on executive compensation every three years until the next required vote on the frequency of shareholder votes on the compensation of executives, which is scheduled to occur at the 2017 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2011
SALLY BEAUTY HOLDINGS, INC.

By:	/s/ Raal H. Roos
Name:	Raal H. Roos
Title:	Senior Vice President, Secretary and General Counsel